UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Item 2.01          Completion of Acquisition or Disposition of Assets.

          On October 20, 2004, Quantum Corporation ("Quantum"), a Delaware corporation, announced that it had entered into an Agreement and Plan of Merger, dated as of October 20, 2004 (the "Merger Agreement"), with Certance Holdings, an exempted company organized under the laws of the Cayman Islands ("Certance"), New SAC, an exempted company organized under the laws of the Cayman Islands and the principal stockholder of Certance (the "Principal Stockholder"), and Quartz Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Quantum, pursuant to which Merger Sub would merge with and into Certance (the "Merger"), following the domestication of Certance as a Delaware corporation, with Certance continuing as the surviving corporation of the Merger.

          This transaction was completed on January 5, 2005 and, as a result of the Merger, Quantum has acquired all of the assets of Certance, which has become a wholly owned subsidiary of Quantum.

          Pursuant to the Merger Agreement, the total consideration payable by Quantum is approximately $60,000,000, of which approximately $37 was paid on the closing date, and approximately $17 million will be paid on or before the four month anniversary of the closing date.  In addition, $5,800,000 will be held back and retained by Quantum and subsequently deposited into escrow on the eight month anniversary of the closing date, as security for certain indemnity obligations of the Certance equityholders under the Merger Agreement.

          Additionally, pursuant to the Merger Agreement, the Certance equityholders received $34,000,000 of cash plus cash actually received from the exercise of Certance options, payable as dividends on or prior to the closing date from cash available on Certance's balance sheet.

          A copy of the Merger Agreement was filed with our Current Report on Form 8-K announcing the transaction, which was filed October 25, 2004.

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Item 1.01          Entry into a Material Definitive Agreement.

          On January 5, 2005, in connection with the acquisition of Certance, Quantum amended its secured senior credit facility and synthetic lease facility to: (i) increase the amount of the credit line provided to Quantum from $100.0 million to $145.0 million; and (ii) to consent to the acquisition and adjust several covenant requirements to reflect the combined company going forward.

          Specifically, Quantum entered into: (a) the Fourth Amendment to Credit Agreement, dated as of December 17, 2002, among Quantum and its bank group (the original agreement was filed as Exhibit 10.3 to Quantum's Form 10-Q filed February 12, 2003; the First Amendment was filed as Exhibit 10.7 to Quantum's Form 10-Q filed November 12, 2003; the Second Amendment was filed as Exhibit 10.9 to the Quantum's Form 10-Q filed November 12, 2003; and the Third Amendment was filed as Exhibit 10.24 to Quantum's Form 10-K filed June 14, 2004); (b) Fourth Amendment to Participation Agreement, dated as of December 17, 2002, between Quantum and its bank group (the original Participation Agreement and its amendments were filed concurrently with the Credit Agreement as described above); and (c) Fourth Amendment to Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 17, 2002, between Selco Service Corporation, as Lessor, and Quantum, as Lessee (the original Master Lease and its amendments were filed concurrently with the Credit Agreement as described above) (collectively, the “Amendments”).

          A general description of Quantum’s secured senior credit facility and synthetic lease facility may be found on page 32 of “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in Quantum’s Form 10-Q for the period ended September 26, 2004, filed on November 3, 2004.

          The Fourth Amendment to Credit Agreement, Fourth Amendment to Participation Agreement, and Fourth Amendment to Master Lease are filed with this Form 8-K as exhibits.  The description above is qualified by reference to the actual text of the agreements.

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Item 9.01          Financial Statements and Exhibits.

           (c)      Exhibits

          10.1     Fourth Amendment to Credit Agreement, dated as of January 5, 2005, by and among Quantum Corporation, Keybank National Association, Silicon Valley Bank, Comerica Bank and General Electric Capital Corporation.

          10.2     Fourth Amendment to Participation Agreement, dated as of January 5, 2005, by and among Quantum Corporation, Selco Service Corporation, Comerica Bank and Keybank National Association.

          10.3     Fourth Amendment to Master Lease, Deed of Trust With Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 5, 2005, by and between Quantum Corporation and Selco Services Corporation.

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SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/SHAWN HALL
Shawn Hall Vice President, General Counsel and Secretary

Dated:    January 10, 2005

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Index to Exhibits

Exhibit	Description
10.1

Fourth Amendment to Credit Agreement, dated as of January 5, 2005, by and among Quantum Corporation, Keybank National Association, Silicon Valley Bank, Comerica Bank and General Electric Capital Corporation.

10.2	Fourth Amendment to Participation Agreement, dated as of January 5, 2005, by and among Quantum Corporation, Selco Service Corporation, Comerica Bank and Keybank National Association.
10.3

Fourth Amendment to Master Lease, Deed of Trust With Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 5, 2005, by and between Quantum Corporation and Selco Services Corporation.

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Exhibit 10.1

FOURTH AMENDMENT
TO
CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 5, 2005, by and between QUANTUM CORPORATION, a Delaware corporation (“Borrower”), and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Lender, SILICON VALLEY BANK, as Lender, COMERICA BANK, as Lender, GENERAL ELECTRIC CAPITAL CORPORATION, as Lender, and each lender from time to time party hereto (collectively, “Lenders”).

RECITALS

          A.     KeyBank National Association, Silicon Valley Bank, Comerica Bank and General Electric Capital Corporation, as lenders, and Borrower, as borrower, are parties to a Credit Agreement dated as of December 17, 2002, as amended by that certain First Amendment to Credit Agreement dated as of January 31, 2003, that certain Second Amendment to Credit Agreement dated as of July 21, 2003 and that certain Third  Amendment to Credit Agreement dated as of March 30, 2004 (collectively, the "Credit Agreement").

          B.     Pursuant to the Credit Agreement, Borrower executed and delivered to Lenders certain promissory notes in the original aggregate amount of One Hundred Million Dollars ($100,000,000).

          C.     Borrower has requested, and Administrative Agent and Lenders have agreed subject to satisfaction of the conditions set forth herein, to further amend the terms of the Credit Agreement to increase the total amount of the combined Commitments thereunder to One Hundred Forty-Five Million Dollars ($145,000,000), to permit Borrower to consummate the acquisition of Certance Holdings, an exempted company organized under the laws of the Cayman Islands (“Certance Holdings”), and to modify certain covenants and conditions contained therein.

          D.     Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

AMENDMENTS TO CREDIT AGREEMENT

          This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor.  All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

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          1.1     EBITDA Requirement.  The definition of “Consolidated EBITDA” contained in Section 1.01 (Defined Terms) of the Credit Agreement is amended and restated in its entirety as follows:

                  ““Consolidated EBITDA” means the sum of the following, provided that the items contained in (b) through (h) below shall be added to (a) only to the extent they have been deducted in calculating, and therefore form no portion of, Consolidated Net Income:

(a)

Consolidated Net Income, provided that there shall be excluded from such Consolidated Net Income the following: (i) all gains and all losses realized by Borrower and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock held by Borrower or any Subsidiary; and (ii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring; and

(b)	Consolidated Interest Charges; and

(c)	The amount of taxes used or included in the determination of such Consolidated Net Income; and

(d)

The amount of depreciation and intangible/goodwill amortization expense deducted in determining such Consolidated Net Income, including any impairment of intangible/goodwill as defined under FAS 142 and FAS 144; and

(e)	Any non-cash stock or restricted stock based compensation charges per GAAP; and

(f)

Cash or non-cash charges related to restructuring, discontinued operations, and extraordinary items, including, but not limited to, facilities and personnel reductions or exit of a business or products, in an amount not to exceed $12,000,000 in the aggregate for any fiscal year; and

(g)	Non-cash impairment charges on Borrower owned buildings or buildings subject to synthetic leases; and

(h)	Non-cash charges related to in-process research and development.”

          1.2     Consolidated Tangible Net Worth. Subparagraph (a) of Section 7.12 (Financial Covenants) of the Credit Agreement is amended and restated in its entirety as follows:

“Consolidated Tangible Net Worth.  Permit Consolidated Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a “determination date) to be less than $135,000,000.”

          1.3     Minimum Consolidated EBITDA.  Subparagraph (d) of Section 7.12 (Financial

2

Covenants) of the Credit Agreement is amended and restated in its entirety as follows:

“Minimum Consolidated EBITDA”  Permit Consolidated EBITDA (measured on a rolling four quarter basis for the trailing four fiscal quarters) as of the last day of any fiscal quarter of Borrower, to be less than $55,000,000.”

          1.4     Approval of Acquisition of Certance Holdings.  Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 7.05(e) thereof), Lenders hereby approve the Acquisition by Borrower or any of its Subsidiaries of Certance Holdings, pursuant to that certain Agreement and Plan of Merger dated October 20, 2004, for a purchase price not to exceed Sixty-Seven Million Dollars ($67,000,000) (inclusive of all transaction costs).

          1.5     Compliance Certificate.  From and after the date of this Amendment, the Compliance Certificate required to be delivered by Borrower shall be in the form attached as Exhibit “A” to this Amendment, and all references in the Credit Agreement to the “Compliance Certificate” shall be deemed to refer to the form attached as Exhibit “A”.

          1.6     Total Commitments; Schedule of Commitments.  From and after the date of this Amendment, the combined Commitments shall total One Hundred Forty-Five Million Dollars ($145,000,000), and Schedule 2.01 attached as Exhibit “B” to this Amendment is substituted in place of the schedule attached as Exhibit “B” to the Third Amendment to Credit Agreement.  All references in the Credit Agreement to Schedule 2.01 shall be deemed to refer to Schedule 2.01 attached hereto.

          1.7     Maximum Loan Amount.  From and after the date of this Amendment, Section 2.01 of the Credit Agreement is amended and restated in its entirety as follows:

                  “2.01   Loans; Maximum Amounts

          (a)     Subject to the terms and conditions set forth in this Agreement, each Lender severally agrees to make, Convert and Continue Loans until the Maturity Date in such amounts as Borrower may from time to time request; provided, however, that the Outstanding Obligations of each Lender shall not exceed at any time such Lender’s Commitment, and the Outstanding Obligations of all Lenders shall not exceed at any time the lesser of (i) the combined Commitments; and (ii) the Availability Limit.  This is a revolving credit and, subject to the foregoing and the other terms and conditions hereof, Borrower may borrow, Convert, Continue, prepay and reborrow Loans as set forth herein without premium or penalty.

          (b)     Loans made by each Lender shall be evidenced by one or more Notes.  The date, amount and maturity of each Lender’s Loans and payments and other particulars with respect thereto may be endorsed on schedule(s) attached to its Note by each Lender and/or recorded on one or more loan accounts or records maintained by such Lender in the ordinary course of business.  Such Notes, loan accounts and records shall be conclusive absent manifest error of the amount of such Loans and payments thereon.  Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower to pay any amount owing with respect to the Loans.”

          1.8     Reduction in Commitments.  From and after the date of this Amendment, Section

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  2.02 of the Credit Agreement is deleted in its entirety.

ARTICLE 2

CONDITIONS TO EFFECTIVENESS OF AMENDMENT

          2.1     The effectiveness of this Amendment is subject to the fulfillment to the satisfaction of KeyBank National Association, as Administrative Agent under the Credit Agreement ("Administrative Agent"), in its sole discretion, of the following conditions precedent:

                   (a)   Borrower shall have executed and delivered to Administrative Agent this Amendment;

                   (b)   All Lenders shall have executed and delivered to Administrative Agent this Amendment;

                   (c)   Administrative Agent shall have received appropriate authorization documents, including borrowing resolutions and certificates of incumbency, confirming to its satisfaction that all necessary corporate and organizational actions have been taken to authorize Borrower to enter into this Amendment;

                   (d)   All fees required to be paid by Borrower pursuant to this Amendment shall have been paid; and

                   (e)   Administrative Agent shall have received such other documents, instruments or agreements as Administrative Agent may require to effectuate the intents and purposes of this Amendment, including, without limitation, amended and restated promissory notes payable to each Lender in accordance with such Lender’s Commitment in accordance with Schedule 2.01 attached hereto.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

          Borrower hereby represents and warrants to Administrative Agent and Lenders that:

            3.1       After giving effect to the amendment of the Credit Agreement pursuant to this Amendment and the consummation of the transactions contemplated hereby (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all respects as if made on the date hereof (with references to the Credit Agreement being deemed to include this Amendment), and (ii) there exists no Event of Default under the Credit Agreement after giving effect to this Amendment.

            3.2       Borrower has full corporate power and authority to execute and deliver this Amendment, and to perform the obligations of its part to be performed under the Credit Agreement as amended hereby.  Borrower has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this Amendment.  No consent or approval of any person, no consent or approval of any landlord or mortgagee, no waiver of any lien or similar right and no consent, license, approval or authorization of any governmental authority or agency

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  is or will be required in connection with the execution or delivery by Borrower of this Amendment or the performance by Borrower of the Credit Agreement as amended hereby.

            3.3       This Amendment and the Credit Agreement as amended hereby are, or upon delivery thereof to Administrative Agent will be, the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

ARTICLE 4

MISCELLANEOUS

            4.1       The Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

            4.2       Borrower agrees to pay Administrative Agent on demand for all reasonable expenses, including reasonable fees and costs of attorneys and costs of title insurance, incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished hereunder.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth in the preamble hereto.

QUANTUM CORPORATION, a Delaware Corporation, as Borrower
By:	/s/MARY SPRINGER
Name:	Mary Springer
Title:	Treasurer

KEYBANK NATIONAL ASSOCIATION,as Administrative Agent, Issuing Lender and Lender
By:	/s/ROBERT W. BOSWELL
Name:	Robert W. Boswell
Title:	Vice President

SILICON VALLEY BANK, as Lender
By:	/s/KEVIN ZEIDAN
Name:	Kevin Zeidan
Title:	Vice President

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COMERICA BANK, as Lender
By:	/s/RAED Y. ALFAYOUMI
Name:	Raed Y. Alfayoumi
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:	/s/EUGENE SEIP
Name:	Eugene Seip
Title:	Duly Authorized Signatory

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Exhibit 10.2

FOURTH AMENDMENT
TO
PARTICIPATION AGREEMENT

          THIS FOURTH AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is dated as of January 5, 2005, by and among QUANTUM CORPORATION, a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); COMERICA BANK and KEYBANK NATIONAL ASSOCIATION, as Participants and SELCO SERVICE CORPORATION, in its capacity as a Participant (together with their permitted successors and assigns, each a "Participant" and collectively the "Participants"); and KEYBANK NATIONAL ASSOCIATION (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.

RECITALS

          A.     Lessee, Lessor, Agent and Participants are parties to a Participation Agreement dated as of December 17, 2002, as amended by that certain First Amendment to Participation Agreement dated as of January 31, 2003, that certain Second Amendment to Participation Agreement dated as of July 21, 2003, and that certain Third Amendment to Participation Agreement dated as of March 30, 2004 (collectively, the "Participation Agreement").

          B.     On or about December 17, 2002, in connection with the original Participation Agreement and pursuant to the security requirements thereof, Lessee caused an irrevocable, standby Letter of Credit (No. S305699) in the amount of $50,000,000 in favor of Lessor to be issued by Agent and delivered to Lessor (the “Existing Letter of Credit”), and Lessor presently holds such Existing Letter of Credit as part of the Collateral securing the Lessee Obligations.

          C.     Lessee has requested that the Lessor, Agent and Participants amend the Participation Agreement and certain other of the Operative Documents, and Lessor, Agent and Participants have agreed, subject to satisfaction of the conditions set forth herein, to permit Lessee to consummate the acquisition of Certance Holdings, an exempted company organized under the laws of the Cayman Islands (“Certance Holdings”), and to modify the collateral requirements and certain covenants of Lessee under the Operative Documents.

          D.     Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Appendix 1 to the Participation Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

AMENDMENTS TO PARTICIPATION AGREEMENT

          This Amendment shall be deemed to be an amendment to the Participation Agreement and shall not be construed in any way as a replacement or substitution therefor.  All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Participation Agreement as if such terms and provisions were set forth in full therein.

          1.1     Permitted Reduction in Other Collateral.  Notwithstanding anything to the contrary contained in the Participation Agreement, including, without limitation, the provisions of Section 7.1(b) thereof, from and after the date of this Amendment, the other Collateral securing the Lessee Obligations, whether in the form of Cash Collateral delivered pursuant to a Cash Collateral Agreement or a Letter of Credit, shall at all times be in an amount at least equal to Seventy-Five Percent (75%) of the Lease Balance (the “Minimum Secured Lease Amount”), and at no time shall be less than the Minimum Secured Lease Amount.  At any time following the date of this Amendment, upon at least three (3) Business Days written notice to Lessor and Agent, Lessee may substitute a new Letter of Credit for the benefit of Lessor in the Minimum Secured Lease Amount (the “Replacement Letter of Credit”) in place of the Existing Letter of Credit pursuant to the terms and conditions contained herein.  Upon delivery of such notice to Lessor, (i) Lessee shall concurrently deliver to Agent the original Replacement Letter of Credit meeting all the requirements set forth in the Operative Documents as herein amended, together with a letter from Lessee instructing the Agent to cancel the Existing Letter of Credit (“Lessee’s Termination Letter”), and within three (3) Business Days following receipt of such notice and the original Replacement Letter of Credit, Lessor shall deliver to Agent (in its capacity as issuer of the Existing Letter of Credit) the original Existing Letter of Credit together with a letter from Lessor releasing its interest in the Existing Letter of Credit and instructing Agent to cancel the Existing Letter of Credit ("Lessor’s Termination Letter").  Promptly upon receipt of Lessee’s Termination Letter, the original Replacement Letter of Credit and Lessor’s Termination Letter, the Agent shall terminate the Existing Letter of Credit (the “Letter of Credit Termination Date”).  From and after the Letter of Credit Termination Date, Lessee shall be entitled to substitute Cash Collateral and a Cash Collateral Agreement in an amount not less than the Minimum Secured Lease Amount in place of the Replacement Letter of Credit and, subsequently, substitute a new Letter of Credit in an amount not less than the Minimum Secured Lease Amount in place of any such Cash Collateral and Cash Collateral Agreement, as applicable, subject to all of the terms and conditions contained in Section 7.1(c) of the Participation Agreement.  Nothing contained herein shall affect in any way the collateral status of the Property, which shall continue at all times to secure 100% of the Lessee Obligations as provided in the Lease.

          1.2     Consolidated Tangible Net Worth.  Section 10.2(k)(i) of the Participation Agreement is amended and restated in its entirety as follows:

“(i)

Consolidated Tangible Net Worth.  Permit Consolidated Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a “determination date”) to be less than $135,000,000

          1.3     Minimum Consolidated EBITDA.  Section 10.2(k)(iv) of the Participation Agreement is amended and restated in its entirety as follows:

“(iv)

Minimum Consolidated EBITDA.  Permit Consolidated EBITDA, (measured on a rolling four quarter basis for the trailing four fiscal quarters) as of the last day of any fiscal quarter of Lessee, to be less than $55,000,000”

          1.4     Approval of Acquisition of Certance Holdings.  Notwithstanding anything to the contrary contained in the Participation Agreement (including, without limitation, Section 10.2(e) thereof), Lessor and Participants hereby approve the Acquisition by Lessee or any of its Subsidiaries of

Certance Holdings, pursuant to that certain Agreement and Plan of Merger dated October 20, 2004, for a purchase price not to exceed Sixty-Seven Million Dollars ($67,000,000) (inclusive of all transaction costs).

          1.5     Applicable Margin.  From and after the Letter of Credit Termination Date, the definition of “Applicable Margin” set forth in Appendix 1 to the Participation Agreement shall be amended and restated in its entirety as follows:

                   “"Applicable Margin" means:

(i)

for purposes of computing the accruals of (a) Basic Rent or interest on the Adjusted Tranche A Balance and on the Tranche B Balance, and (b) the Initial Adjustment Amortization, a percentage rate per annum calculated in accordance with the following table (expressed in basis points per annum), based upon the Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate delivered by Lessee to Agent:

Level	Adjusted Leverage Ratio	Applicable Margin (bps/annum)
I	X<0.75:100	104.45
II	0.75<X<1.25	114.27
III	1.25<X<2.00	124.08
IV	2.00<X	133.90

and

(ii)	for purposes of computing the accruals of Basic Rent or Yield on the Tranche C Balance, two percent (2%) per annum.”

          1.6     Required Participants.  From and after the date of this Amendment, the definition of “Required Participants” set forth in Appendix 1 to the Participation Agreement shall be amended and restated in its entirety as follows:

                       “"Required Participants" means, at any time, any two (2) Participants whose Commitment Percentages aggregate at least seventy-five percent (75%); provided, however, that the voting rights of any Defaulting Participant shall not be considered for purposes of determining the Required Participants.”

          1.7     EBITDA Requirement. The definition of “Consolidated EBITDA" contained in Appendix 1 to the Participation Agreement is amended and restated in its entirety as follows:

                         ““Consolidated EBITDA” means the sum of the following, provided that the items contained in (b) through (h) below shall be added to (a) only to the extent they have been deducted in calculating, and therefore form no portion of, Consolidated Net Income:

(a)

Consolidated Net Income, provided that there shall be excluded from such Consolidated Net Income the following: (i) all gains and all losses realized by Borrower and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock held by Borrower or any Subsidiary; and (ii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring; and

(b)	Consolidated Interest Charges; and

(c)	The amount of taxes used or included in the determination of such Consolidated Net Income; and

(d)

The amount of depreciation and intangible/goodwill amortization expense deducted in determining such Consolidated Net Income, including any impairment of intangible/goodwill as defined under FAS 142 and FAS 144; and

(e)	Any non-cash stock or restricted stock based compensation charges per GAAP; and

(f)

Cash or non-cash charges related to restructuring, discontinued operations, and extraordinary items, including, but not limited to, facilities and personnel reductions or exit of a business or products, in an amount not to exceed $12,000,000 in the aggregate for any fiscal year; and

(g)	Non-cash impairment charges on Borrower owned buildings or buildings subject to synthetic leases; and

(h)	Non-cash charges related to in-process research and development.”

          1.8     Compliance Certificate.  The Compliance Certificate required to be delivered by Lessee shall be in the form attached hereto as Attachment 1, which is hereby substituted in place of and shall supersede the Compliance Certificate set forth in Exhibit L to the Participation Agreement.  Schedule 2 to the Compliance Certificate required to be delivered by Lessee shall be in the form attached hereto as Attachment 2, which is hereby substituted in place of and shall supersede Schedule 2 to the Compliance Certificate set forth in Exhibit L to the Participation Agreement.

ARTICLE 2

CONDITIONS TO EFFECTIVENESS OF AMENDMENT

          2.1     The effectiveness of this Amendment is subject to the fulfillment to the satisfaction of the following conditions precedent:

                   (a)   This Amendment duly executed by the Lessee, the Lessor, each Participant and the Agent;

                   (b)   A Fourth Amendment to the Lease in the form of Attachment 3, duly executed by Lessor and Lessee and notarized for recording

                   (c)   A Fourth Amendment to the Deed of Trust in the form of Attachment 4, duly executed by Lessor and Agent and notarized for recording;

                   (d)   Agent shall have received appropriate authorization documents, including borrowing resolutions and certificates of incumbency, confirming to its satisfaction that all necessary corporate and organizational actions have been taken to authorize Lessee to enter into this Amendment; and

                  (e)   Agent shall have received such other documents, instruments or agreements as Agent may require to effectuate the intents and purposes of this Amendment.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

                  Lessee hereby represents and warrants to Lessor, Agent and the Participants that:

          3.1     After giving effect to the amendment of the Participation Agreement pursuant to this Amendment and the consummation of the transactions contemplated hereby (i) each of the representations and warranties set forth in Section 8.3 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on the date hereof except to the extent such representations and warranties specifically refer to an earlier date in which case they shall be true and correct in all material respects as of such earlier date (with references to the Participation Agreement being deemed to include this Amendment), and (ii) there exists no Lease Event of Default or Potential Lease Default under the Operative Documents after giving effect to this Amendment.

          3.2     Lessee has the corporate power and authority and legal right to make, deliver the amendments described herein, and to perform the obligations of its part to be performed under the Participation Agreement as amended hereby and the amendments described herein.  Lessee has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the amendments described herein.  No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the amendments described herein or the performance by Lessee of the Participation Agreement as amended hereby.

          3.3     This Amendment and the Participation Agreement as amended hereby are, or upon delivery thereof to Agent will be, the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

ARTICLE 4

MISCELLANEOUS

          4.1     The Participation Agreement, the other Operative Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  Except as so amended hereby, the Participation Agreement and the other Operative Documents shall remain in full force and effect in accordance with their respective terms.

          4.2     Lessee agrees to pay Agent on demand for all reasonable expenses, including reasonable fees and costs of attorneys and costs of recordation and title insurance, incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished hereunder.

          4.3     This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth in the preamble hereto.

QUANTUM CORPORATION, a Delaware Corporation, as Lessee
By:	/s/MARY SPRINGER
Name:	Mary Springer
Title:	Treasurer

KEYBANK NATIONAL ASSOCIATION,as Agent
By:	/s/ROBERT W. BOSWELL
Name:	Robert W. Boswell
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,as Participant
By:	/s/ROBERT W. BOSWELL
Name:	Robert W. Boswell
Title:	Vice President

SELCO SERVICE CORPORATION,as Lessor
By:	/s/DONALD C. DAVIS
Name:	Donald C. Davis
Title:	Vice President

SELCO SERVICE CORPORATION,as Participant
By:	/s/DONALD C. DAVIS
Name:	Donald C. Davis
Title:	Vice President

COMERICA BANK, as Participant
By:	/s/RAED Y. ALFAYOUMI
Name:	Raed Y. Alfayoumi
Title:	Vice President

Exhibit 10.3

Prepared by and upon recording return to:

Timothy N. Brown, Esq.
Reed Smith LLP
Two Embarcadero Center, Suite 2000
San Francisco, California 94111

FOURTH AMENDMENT TO MASTER LEASE, DEED OF TRUST WITH
ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
AND FIXTURE FILING

          THIS FOURTHAMENDMENT TO MASTER LEASE, DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") dated as of January 5, 2005, is entered into by and between SELCO SERVICE CORPORATION, an Ohio Corporation (the "Lessor") and QUANTUM CORPORATION, a Delaware corporation (the "Lessee").

RECITALS

          A.     The Lessor, Lessee, Keybank National Association, as Agent (in such capacity, the "Agent"), and the financial institutions from time to time parties thereto (the "Participants") are parties to the Participation Agreement, dated as of December 17, 2002 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement").

          B.     Pursuant to the Participation Agreement, the Lessor and the Lessee executed a Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Lease"), dated December 17, 2002, affecting certain real property located in El Paso County, Colorado, described in Schedule 1 to the Lease.  The Lease was recorded on December 23, 2002, in the Official Records of El Paso County, Colorado, as Document Number 202228819.

         C.     The Lessee now has requested the Lessor, the Participants and the Agent to amend the Participation Agreement in certain respects.

          D.     Pursuant to the Fourth Amendment to Participation Agreement dated as of the date hereof ("Fourth Amendment to Participation Agreement") among the Lessor, Lessee, the Required Participants and Agent, the parties thereto have agreed to amend the Participation Agreement upon the terms and subject to the conditions set forth therein, including without limitation, the execution, delivery and recordation of this Amendment.

AGREEMENT

          1.     Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the respective meanings given to those terms in Appendix 1 to the Lease, as amended by this Amendment.

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          2.     Amendments to the Lease.

          2.1     Applicable Margin.  The definition of “Applicable Margin” contained in Appendix 1 to the Lease is amended and restated in its entirety as follows:

          “"Applicable Margin" means: (i) for purposes of computing the accruals of (a) Basic Rent or interest on the Adjusted Tranche A Balance and on the Tranche B Balance, and (b) the Initial Adjustment Amortization, a percentage rate per annum calculated in accordance with the following table (expressed in basis points per annum), based upon the Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate delivered by Lessee to Agent:

Level	Adjusted Leverage Ratio	Applicable Margin (bps/annum)
I	X<0.75:100	104.45
II	0.75<X<1.25	114.27
III	1.25<X<2.00	124.08
IV	2.00<X	133.90

and

(ii) for purposes of computing the accruals of Basic Rent or Yield on the Tranche C Balance, two percent (2%) per annum.”

          2.2     EBITDA Requirement.  The definition of “Consolidated EBITDA” contained in Appendix 1 to the Lease is amended and restated in its entirety as follows:

          ““Consolidated EBITDA” means the sum of the following, provided that the items contained in (b) through (h) below shall be added to (a) only to the extent they have been deducted in calculating, and therefore form no portion of, Consolidated Net Income:

(a)

Consolidated Net Income, provided that there shall be excluded from such Consolidated Net Income the following: (i) all gains and all losses realized by Borrower and its Subsidiaries upon the sale or other disposition (including, without limitation, pursuant to sale and leaseback transactions) of property or assets that are not sold or otherwise disposed of in the ordinary course of business, or pursuant to the sale of any capital stock held by Borrower or any Subsidiary; and (ii) all items of gain or income that are properly classified as extraordinary in accordance with GAAP or are unusual or non-recurring; and

(b)	Consolidated Interest Charges; and

(c)	The amount of taxes used or included in the determination of such Consolidated Net Income; and

(d)

The amount of depreciation and intangible/goodwill amortization expense deducted in determining such Consolidated Net Income, including any impairment of intangible/goodwill as defined under FAS 142 and FAS 144; and

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(e)	Any non-cash stock or restricted stock based compensation charges per GAAP; and

(f)

Cash or non-cash charges related to restructuring, discontinued operations, and extraordinary items, including, but not limited to, facilities and personnel reductions or exit of a business or products, in an amount not to exceed $12,000,000 in the aggregate for any fiscal year; and

(g)	Non-cash impairment charges on Borrower owned buildings or buildings subject to synthetic leases; and

(h)	Non-cash charges related to in-process research and development.”

          2.3.     Required Participants.  The definition of “Required Participants” contained in Appendix 1 to the Lease is amended and restated in its entirety as follows:

          “"Required Participants" means, at any time, any two (2) Participants whose Commitment Percentages aggregate at least seventy-five percent (75%); provided, however, that the voting rights of any Defaulting Participant shall not be considered for purposes of determining the Required Participants.”

          2.4     The following definition of “Minimum Secured Lease Amount” is hereby added to Appendix 1 to the Lease:

                  "Minimum Secured Lease Amount” means Seventy-Five Percent (75%) of the Lease Balance”.

          3.     Effective Date.  This Amendment shall become effective on the date of satisfaction of the conditions set forth in Section 2.1 of the Fourth Amendment to Participation Agreement (the "Effective Date").

          4.     Effect of this Amendment.  On and after the Effective Date, each reference in the Lease and the other Operative Documents to the Lease shall mean the Lease as amended hereby.  Except as specifically amended above, (a) the Lease shall remain in full force and effect, and (ii) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, alter or affect any provision, condition, or covenant contained in the Lease or the other Operative Documents or affect or impair any rights, powers, or remedies of the Lessor, Agent or the Participants.

          5.     Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

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LESSOR
SELCO SERVICE CORPORATION,as Lessor
By:	/s/DONALD C. DAVIS
Name:	Donald C. Davis
Title:	Vice President

LESSEE
QUANTUM CORPORATION, as Lessee
By:	/s/MARY SPRINGER
Name:	Mary Springer
Title:	Treasurer

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